Exhibit 31.1

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to

Section 302 of the Sarbanes-Oxley Act

I, Shawn Phillips, certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Deltron, Inc.;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of Deltron, Inc. as of, and for, the period presented in this quarterly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Deltron, Inc. and have:

a. designed such disclosure controls and procedures, or caused such disclosure controls to be designed under our supervision, to ensure that material information relating to Deltron, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

b. designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external pruposes in accordance with generally accepted accounting principles;

c. evaluated the effectiveness of Deltron, Inc's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d. disclosed in this quarterly report any change in Deltron, Inc.'s internal control over financial reporting that occurred during Deltron Inc.'s most recent fiscal quarter (Deltron's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect Deltron's internal control over financial reporting; and;

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to Deltron's auditors and the audit committee of Deltron's board of directors (or persons performing the equivalent functions):

a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Deltron's ability to record, process, summarize and report financial information,; and

b. any fraud, whether or not material, that involves management or other employees who have a significant role in Deltron's internal control over financial reporting; and

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 3rd day of May, 2007.

/s/ Shawn Phillips

________

Chief Executive Officer and

Chief Financial Officer